SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 13, 2007 (June 11, 2007)

MARQUEE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-122636	77-0642885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01, 2.04 and 5.02     Entry into, or Amendment of, a Material Definitive Agreement; Triggering Events That Accelerate or Increase a Direct Financial Obligation; Compensatory Arrangements of Certain Officers

AMC Entertainment Holdings, Inc.

On June 11, 2007, Marquee Merger Sub Inc. (“merger sub”), a wholly-owned subsidiary of AMC Entertainment Holdings, Inc. (“Parent”), merged with and into Marquee Holdings Inc. (“Marquee”), with Marquee continuing as the surviving corporation (the “holdco merger”).  As a result of the holdco merger, (i) Marquee became a wholly owned subsidiary of Parent, a newly formed entity controlled by the pre-existing stockholders of Marquee, (ii) each share of Marquee’s common stock that was issued and outstanding immediately prior to the effective time of the holdco merger was automatically converted into the right to receive a substantially identical share of common stock of Parent, and (iii) as further described below, each of Marquee’s governance agreements was superseded by a substantially identical governance agreement entered into by and among Parent, affiliates of Apollo Management, L.P. (the “Apollo Investors”), affiliates of J.P. Morgan Partners, LLC (the “JPMP Investors”), affiliates of Bain Capital, LLC (the “Bain Investors”), affiliates of The Carlyle Group (the “Carlyle Investors”), affiliates of Spectrum Equity Investors (the “Spectrum Investors,” together with the Apollo Investors, the JPMP Investors, the Bain Investors and the Carlyle Investors, the “Sponsors”), and other co-investors (the “Coinvestors”).  The holdco merger was effected by the Sponsors, pursuant to an agreement and plan of merger, dated as of June 11, 2007, by and among Parent, merger sub and Marquee (the “merger agreement”) to facilitate a debt financing and a related dividend to Marquee’s stockholders previously announced on the Form 8-K of Marquee filed on June 5, 2007.  A copy of the merger agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Governance Agreements

On June 11, 2007, in connection with the holdco merger, Parent, Marquee, the Sponsors, the Coinvestors and management stockholders (collectively with the Sponsors and the Coinvestors, the “Stockholders”) entered into various agreements and other instruments defining the rights of the Stockholders with respect to voting and the governance, ownership and transfer of the stock of Parent (collectively, the ‘‘Governance Agreements’’), including (i) a Second Amended and Restated Certificate of Incorporation of Parent (the “Amended Charter”), (ii) a Second Amended and Restated Bylaws of Parent (the “Amended Bylaws”), (iii) a Stockholders Agreement among Parent, the Sponsors and the Coinvestors (the “Stockholders Agreement”), superseding the January 26, 2006 second amended and restated stockholders agreement among Marquee, the Sponsors and the Coinvestors, (iv) a Voting Agreement among Parent, the Apollo Investors, the JPMP Investors and the Coinvestors (the “Class A Voting Agreement”), superseding the January 26, 2006 voting agreement among Marquee, the Apollo Investors, the JPMP Investors and the Coinvestors, (v) a Voting Agreement among Parent, the Bain Investors, the Carlyle Investors and the Spectrum Investors (the “Class L Voting Agreement”), superseding the January 26, 2006 voting agreement among Marquee, the Bain Investors, the Carlyle Investors and the Spectrum Investors and (vi) a Management Stockholders Agreement, among Parent, the management stockholders and the Sponsors (the “Management Stockholders Agreement”), superseding the January 26, 2006 amended and restated management stockholders agreement of Marquee, the Sponsors and management stockholders of Marquee.  Each of the Governance Agreements is substantially identical to the previous governance agreement of Marquee that it supersedes.

Copies of the Amended Charter, Amended Bylaws, Stockholders Agreement, Management Stockholders Agreement, Class A Voting Agreement and Class L Voting Agreement are respectively attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Form 8-K and are hereby incorporated by reference.

Fee Agreement

In connection with the holdco merger, on June 11, 2007, Parent, Marquee, AMC Entertainment Inc. (“AMCE”), and the Sponsors entered into a Fee Agreement (the “Management Fee Agreement”), which supersedes the January 26, 2006 amended and restated fee agreement among Marquee, AMCE, and certain stockholders of Marquee.  The Management Fee Agreement is substantially identical to the January 26, 2006 amended and restated fee agreement that it supersedes.

A copy of the Management Fee Agreement is attached as Exhibit 10.7 to this Form 8-K and is hereby incorporated by reference.

Third Amended and Restated Certificate of Incorporation and Bylaws

In connection with the holdco merger, on June 11, 2007, Marquee adopted (i) a Third Amended and Restated Certificate of Incorporation, replacing the Second Amended and Restated Certificate of Incorporation of Holdings adopted on January 26, 2006 and (ii) Third Amended and Restated Bylaws, replacing the Second Amended and Restated Bylaws adopted on January 26, 2006.

Copies of the third amended and restated certificate of incorporation and third amended and restated bylaws of Marquee are attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are hereby incorporated by reference.

Amended and Restated Employment Agreement

In connection with the holdco merger, on June 11, 2007, Parent, Marquee and AMCE entered into an amended and restated employment agreement with Peter C. Brown, who has served as the Chairman of the Board, Chief Executive Officer and President of each of Marquee and AMCE since December 2004.  Mr. Brown’s amended and restated employment agreement added Parent as a party to the employment agreement, originally entered into on December 23, 2004 and amended and restated on March 22, 2007, but otherwise contains substantially identical terms.

A copy of Mr. Brown’s amended and restated employment agreement is attached as Exhibit 10.8 to this Form 8-K and is hereby incorporated by reference.

2004 Stock Option Plan

In connection with the holdco merger, on June 11, 2007, Parent adopted an amended and restated 2004 stock option plan (f/k/a the 2004 Stock Option Plan of Marquee Holdings Inc.), originally adopted by Marquee on December 22, 2004 and previously amended by Marquee on November 7, 2006.  The amended and restated 2004 stock option plan added Parent as a party to the employment agreement, originally entered into on December 23, 2004, as amended and restated on March 22, 2007, but otherwise contains substantially identical terms.

A copy of Parent’s amended and restated 2004 stock option plan is attached as Exhibit 10.9 to this Form 8-K and is hereby incorporated by reference.

Supplemental Indenture with Respect to Marquee’s 12% Senior Discount Notes due 2014

On June 12, 2007, Marquee, in connection with Marquee’s previously announced solicitation of consents (the “Consent Solicitation”) from holders of its 12% Senior Discount Notes due 2014 (the “Notes”), entered into a Supplemental Indenture, dated as of June 12, 2007, by and between Marquee and HSBC Bank USA, National Association, as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of August 18, 2004, pursuant to which the Notes were issued (the “Indenture”).

The Supplemental Indenture effects an amendment that permits Marquee to make restricted payments in an aggregate amount of $275.0 million prior to making an election to pay cash interest on the Notes, and contains a covenant requiring Marquee to make an election on August 15, 2007, the next semi-annual accretion date under the indenture, to pay cash interest on the Notes. The Amendment will become operative when Marquee causes the consent fee to be paid in respect of the consents delivered to and accepted by Marquee.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On June 12, 2007, Marquee issued a press release announcing (i) the receipt of the requisite consents in connection the Consent Solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Marquee is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD.  Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Marquee’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated June 11, 2007, by and among AMC Entertainment Holdings, Inc., Marquee Holdings Inc., and Marquee Merger Sub Inc.
3.1	Third Amended and Restated Certificate of Incorporation of Marquee Holdings Inc.
3.2	Third Amended and Restated Bylaws of Marquee Holdings Inc.
4.1	First Supplemental Indenture, dated June 12, 2007, respecting Marquee Holdings Inc.’s 12% Senior Discount Notes due 2014
10.1	Amended and Restated Certificate of Incorporation of AMC Entertainment Holdings, Inc.
10.2	Amended and Restated Bylaws of AMC Entertainment Holdings, Inc.
10.3	Stockholders Agreement of AMC Entertainment Holdings, Inc., dated June 11, 2007, among AMC Entertainment Holdings, Inc. and the stockholders of AMC Entertainment Holdings, Inc. party thereto.
10.4

Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated June 11, 2007, among AMC Entertainment Holdings, Inc. and the stockholders of AMC Entertainment Holdings, Inc. party thereto.

10.5

Voting and Irrevocable Proxy Agreement, dated June 11, 2007, among AMC Entertainment Holdings, Inc., J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Selldown) II, L.P., JPMP Global Fund/AMC/Selldown II, L.P., J.P. Morgan Partners Global Investors (Selldown) II-C, L.P., AMCE (Ginger), L.P., AMCE (Luke), L.P., AMCE (Scarlett), L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., Apollo German Partners V GmbH & Co KG and other co-investors.

10.6

Voting and Irrevocable Proxy Agreement, dated June 11, 2007, among AMC Entertainment Holdings, Inc., Carlyle Partners III Loews, L.P., CP III Coinvestment, L.P., Bain Capital Holdings (Loews) I, L.P., Bain Capital AIV (Loews) II, L.P., Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P. and Spectrum IV Investment Managers’ Fund, L.P.

10.7

Fee Agreement, dated June 11, 2007, by and among AMC Entertainment Holdings, Inc., Marquee Holdings Inc., AMC Entertainment Inc., J.P. Morgan Partners (BHCA), L.P., Apollo Management V, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands partners V(B), L.P., Apollo German Partners V GmbH & Co KG, Bain Capital Partners, LLC, TC Group, L.L.C., a Delaware limited liability company and Applegate and Collatos, Inc.

10.8	Amended and Restated Employment Agreement, dated as of June 11, 2007, by and among Peter C. Brown, AMC Entertainment Holdings, Inc., Marquee Holdings Inc. and AMC Entertainment Inc.
10.9	Amended and Restated AMC Entertainment Holdings, Inc. 2004 Stock Option Plan.
99.1	Press Release issued by Marquee Holdings Inc. on June 12, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2007	MARQUEE HOLDINGS INC.

	By:	/s/ CRAIG R. RAMSEY
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated June 11, 2007, by and among AMC Entertainment Holdings, Inc., Marquee Holdings Inc., and Marquee Merger Sub Inc.
3.1	Third Amended and Restated Certificate of Incorporation of Marquee Holdings Inc.
3.2	Third Amended and Restated Bylaws of Marquee Holdings Inc.
4.1	First Supplemental Indenture, dated June 12, 2007, respecting Marquee Holdings Inc.’s 12% Senior Discount Notes due 2014
10.1	Amended and Restated Certificate of Incorporation of AMC Entertainment Holdings, Inc.
10.2	Amended and Restated Bylaws of AMC Entertainment Holdings, Inc.
10.3	Stockholders Agreement of AMC Entertainment Holdings, Inc., dated June 11, 2007, among AMC Entertainment Holdings, Inc. and the stockholders of AMC Entertainment Holdings, Inc. party thereto.
10.4

Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated June 11, 2007, among AMC Entertainment Holdings, Inc. and the stockholders of AMC Entertainment Holdings, Inc. party thereto.

10.5

Voting and Irrevocable Proxy Agreement, dated June 11, 2007, among AMC Entertainment Holdings, Inc., J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Selldown) II, L.P., JPMP Global Fund/AMC/Selldown II, L.P., J.P. Morgan Partners Global Investors (Selldown) II-C, L.P., AMCE (Ginger), L.P., AMCE (Luke), L.P., AMCE (Scarlett), L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., Apollo German Partners V GmbH & Co KG and other co-investors.

10.6

Voting and Irrevocable Proxy Agreement, dated June 11, 2007, among AMC Entertainment Holdings, Inc., Carlyle Partners III Loews, L.P., CP III Coinvestment, L.P., Bain Capital Holdings (Loews) I, L.P., Bain Capital AIV (Loews) II, L.P., Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P. and Spectrum IV Investment Managers’ Fund, L.P.

10.7

Fee Agreement, dated June 11, 2007, by and among AMC Entertainment Holdings, Inc., Marquee Holdings Inc., AMC Entertainment Inc., J.P. Morgan Partners (BHCA), L.P., Apollo Management V, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands partners V(B), L.P., Apollo German Partners V GmbH & Co KG, Bain Capital Partners, LLC, TC Group, L.L.C., a Delaware limited liability company and Applegate and Collatos, Inc.

10.8	Amended and Restated Employment Agreement, dated as of June 11, 2007, by and among Peter C. Brown, AMC Entertainment Holdings, Inc., Marquee Holdings Inc. and AMC Entertainment Inc.
10.9	Amended and Restated AMC Entertainment Holdings, Inc. 2004 Stock Option Plan.
99.1	Press Release issued by Marquee Holdings Inc. on June 12, 2007